UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

DRUG FREE SOLUTION, INC.
(formerly known as Living Breathing Project, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	333-175525	99-0365611
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

531 Main Street
El Segundo, California 90245
(Address of principal executive offices, including zip code)

(888) 615-6122
(Registrant’s telephone number, including area code)

Copies to:
Peter Hogan
Buchalter Law Firm
1000 Wilshire Boulevard, Suite 1500
Los Angeles, CA 90017-1730
Tel: 213-891-5076
Fax: 213-896-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

1. Appointment of Chief Executive Officer.

A. On March 13, 2019, Genie O’Malley has been reappointed as Chief Executive Officer to oversee the auditing of financial statements from May 31, 2013 until current financial filing period. Upon completion these filings, Company will install a new Chief Executive Officer.

B. The Company has retained outside financial consultants to assist in the completion of outstanding filing periods. Completion of filings is in progress.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUG FREE SOLUTION, INC.

Date: March 14, 2019	By:	/s/ Genie O’Malley
	Name:	Genie O’Malley
	Title:	Chief Executive Officer